SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant    [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
   [ ]  Preliminary Proxy Statement               [ ]  Confidential, For Use
   [X]  Definitive Proxy Statement                     of the Commission Only
   [ ]  Definitive Additional Materials                (as permitted by Rule
   [ ]  Soliciting Material Pursuant to                14a-6(e)(2))
        Rule 14a-11(c) or Rule 14a-12


                          BIOSOURCE INTERNATIONAL, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X|  No Fee Required

   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
     (5) Total fee paid:

-------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount previously paid:

-------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:

-------------------------------------------------------------------------------
     (3) Filing party:

-------------------------------------------------------------------------------
     (4) Date filed:

-------------------------------------------------------------------------------

                          BIOSOURCE INTERNATIONAL, INC.
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 26, 2001
                                   -----------


TO OUR STOCKHOLDERS:

     Notice is hereby given that the 2001 Annual Meeting of Stockholders of BioSource International, Inc. (the "Company") will be held at the Hyatt Westlake Plaza, 880 S. Westlake Blvd., Westlake Village, California, 91361, on July 26, 2001 at 9:00 a.m., Pacific time. The Annual Meeting is being held for the following purposes:

1. To elect six directors to hold office for one year and until their respective successors have been elected. The persons nominated by our Board of Directors, Jean-Pierre L. Conte, Leonard M. Hendrickson, David J. Moffa, Ph.D., John R. Overturf, Jr., Robert D. Weist and Robert J. Weltman, are described in the accompanying Proxy Statement;

2. To ratify the appointment of KPMG, LLP, as our independent public accountants for the year ending December 31, 2001; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record of our common stock at the close of business on May 29, 2001, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     All stockholders of record are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                             /S/ CHARLES C. BEST
                                            -----------------------------------
                                            Charles C. Best,
                                            CHIEF FINANCIAL OFFICER AND
                                            EXECUTIVE V.P., FINANCE


Camarillo, California
May 30, 2001

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESS, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                          BIOSOURCE INTERNATIONAL, INC.
                                 542 FLYNN ROAD
                           CAMARILLO, CALIFORNIA 93012
                                 (805) 987-0086
                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 26, 2001

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BioSource International, Inc., a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at Hyatt Westlake Plaza, 880 S. Westlake Blvd., Westlake Village, California, 91361, on July 26th, 2001 at 9:00 a.m., Pacific time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the stockholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A stockholder of record may revoke his or her Proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on May 29, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. At the record date, 10,444,929 shares of common stock, par value $.001 per share, were outstanding. Our common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting.

     It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about June 8, 2001.

                                VOTING PROCEDURES

     A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                              ELECTION OF DIRECTORS

     In accordance with our Bylaws, the Board of Directors has fixed the number of directors at seven. At each annual meeting of stockholders, the directors are elected, each for a one-year term. Six directors will be elected at the Annual Meeting. The current vacancy on the Board of Directors is the result of the recent resignation of Russell Hays in May of 2001. Pursuant to its authority under the Company's Bylaws, the Board of Directors will appoint an individual to fill the vacancy on the Board as soon as a suitable replacement can be identified.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any postponements or adjournments, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

     The Board of Directors proposes the election of the following nominees as directors:

                              Jean-Pierre L. Conte
                             Leonard M. Hendrickson
                              David J. Moffa, Ph.D.
                              John R. Overturf, Jr.
                                 Robert D. Weist
                                Robert J. Weltman

     If elected, each nominee is expected to serve until the 2002 Annual Meeting of Stockholders. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

     The Board of Directors Unanimously Recommends a Vote "FOR" the Election of the Nominees Listed Above.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE
OFFICERS

     The following table sets forth certain information with respect to the nominees, continuing directors, executive officers and other significant executives of the Company as of May 29, 2001.

NAME                              AGE       POSITION
----                              ---       --------
Jean-Pierre L. Conte (1)           37       Interim Chairman of the Board
                                              of Directors, Director
                                              and Director Nominee

Leonard M. Hendrickson (1)         53       Director and Director Nominee

David J. Moffa, Ph.D. (1)          58       Director and Director Nominee

John R. Overturf, Jr. (2)          40       Director and Director Nominee

Robert D. Weist (2)                61       Director and Director Nominee

Robert J. Weltman (2)              35       Director and Director Nominee

James H.Chamberlain                53       Interim Chief Executive Officer

Charles C. Best                    41       Chief Financial Officer and
                                              Executive Vice President,
                                              Finance

David S. Thrower                   37       Vice President, Global Marketing

Brent W. Keller                    49       Vice President, Global Sales
                                              and Business Development

Cirilo D. Cabradilla, Ph.D.        53       Vice President, Molecular
                                               Biology

Kevin J. Reagan, Ph.D.             49       Vice President, Immunology

Jozef Vangenechten, Ph.D.          46       General Manager, BioSource
                                              Europe, S.A.

---------------------
(1)   Member of the Compensation Committee.
(2)   Member of the Audit Committee.
---------------------


     Brief statements setting forth the principal occupation and employment during the past five years, the year in which first elected as director and other information concerning each nominee and the executive officers appear below.

     JEAN-PIERRE L. CONTE has served as a director of the Company since February 2000 and was appointed as Interim Chairman of the Board in May 2001. Mr. Conte is a Managing Director of Genstar Capital LLC, which is the sole general partner of Genstar Capital Partners II, L.P., a private equity investment firm, and a Managing Director of Genstar Capital L.P., which is the sole general partner of Genstar Capital Partners III, L.P. Prior to joining Genstar in 1995, he was a principal for six years at the NTC Group, Inc., a private equity investment firm. He is a director of several private companies. Mr. Conte earned a Masters of Business Administration from Harvard University Graduate School of Business and a Bachelor of Arts from Colgate University. Mr. Conte has been appointed to the Board of Directors pursuant to an investor rights agreement among Genstar, Stargen and us, which is described under "Relationships and Related Transactions."

     LEONARD M. HENDRICKSON has been a Director of the Company since October 1993. Mr. Hendrickson is the President of Isotope Products Laboratories, a position he has held since February 1992. From February 1990 to January 1992, Mr. Hendrickson served as the principal consultant for Microchemics, a marketing and business development consulting firm that he founded. Mr. Hendrickson also serves on the board of directors of Isotope Products Laboratories, a subsidiary of Eckert & Ziegler AG. Mr. Hendrickson holds a Bachelor of Science degree from the University of Pennsylvania and a Masters in Business Administration from American University in Washington D.C.

     DAVID J. MOFFA, PH.D. has been a Director of the Company since April 1995. Dr. Moffa serves as the Regional Director and as special projects director for Lab Corporation of America, Inc. located in Fairmont, WV, positions he has held since 1982 and 1984, respectively. In addition, Mr. Moffa currently serves as a Director of

LabCorp in Pittsburgh, PA, a position he has held since 1985. Dr. Moffa also serves as an advisor and consultant to various diagnostic, scientific and health care facilities, and is an owner and developer of GM Realty and Moffa Properties. Dr. Moffa also serves on a number of committees and boards of directors of various privately held companies and governmental offices, including One Valley Bank, Inc. Dr. Moffa has completed a post doctoral fellowship in Clinical Biochemistry at the West Virginia University National Institutes of Health, holds a Ph.D. in Medical Biochemistry from the West Virginia University School of Medicine, a Masters of Science degree in Biochemistry from West Virginia University and a Bachelor of Arts degree in Pre-Medicine from West Virginia University.

     JOHN R. OVERTURF, JR. has been a director of the Company since September 1993. Mr. Overturf serves as the President of R.O.I., Inc., a private investment company, a position he has held since July 1993. He also serves as President of the Combined Penny Stock Fund, Inc., a closed-end stock market fund, a position he has held since 1996. From September 1993 until September 1996, Mr. Overturf served as Vice President of The Rockies Fund, Inc., a closed-end stock market fund. Mr. Overturf holds a Bachelor of Science degree in Finance from the University of Northern Colorado.

     ROBERT D. WEIST has been a director of the Company since April 1996. Mr. Weist has been President of Weist Associates, a management consulting firm, since April 1992. From January 1986 through April 1992, Mr. Weist was a consultant to and Senior Vice President, Administration, General Counsel and Secretary of Amgen, Inc., having served as Vice President, General Counsel and Secretary from March 1982 through January 1986. Mr. Weist holds a Juris Doctor degree from New York University and a Masters in Business Administration from the University of Chicago.

     ROBERT J. WELTMAN has served as a director of BioSource since February 2000. He is a Principal of Genstar Capital L.P., the sole general partner of Genstar Capital Partners II, L.P., a private equity investment firm. Mr. Weltman joined Genstar in August 1995. Prior to joining Genstar, from July 1993 to July 1995, Mr. Weltman was an Associate with Robertson, Stephens & Company, an investment banking firm. Mr. Weltman holds an AB degree in chemistry from Princeton University. Mr. Weltman has been appointed to the Board of Directors pursuant to an investor rights agreement among Genstar, Stargen and us, which is described under "Relationships and Related Transactions"

     JAMES H. CHAMBERLAIN was appointed as the Company's Interim Chief Executive Officer in May 2001. Before retiring in September 2000, Mr. Chamberlain had served as Director, President and Chief Executive Officer of the Company and its predecessor, BioSource Industries, Inc., since it was founded in October 1989, and was elected as its Chairman of the Board in November 1993. Prior to 1993, Mr. Chamberlain was Manager for Business Development for Amgen, Inc., where he started and managed the Amgen Biologicals Division. Mr. Chamberlain has held various executive positions with Browning Ferris Industries and Amersham Corporation, a biomedical company, and was a research biochemist for Wm. H. Rorer Pharmaceutical, a major pharmaceutical company. He received his Bachelor of Arts degree from West Virginia University, and studied biochemistry at the University of Pittsburgh.

     CHARLES C. BEST joined the Company in December 1999 as Chief Financial Officer. Prior to his employment at BioSource, Mr. Best served four and a half years as Vice President and Chief Financial Officer of Cogent Light Technologies, Inc., a company engaged in the manufacture of surgical lighting instruments. From 1989 to 1995, Mr. Best worked in various positions including Corporate Controller for 3D Systems, Inc., a company engaged in the manufacture and sale of high tech rapid prototyping equipment. Mr. Best is a CPA and holds a Bachelor of Science degree in Business Administration and Accounting from San Diego State University.

     DAVID THROWER became Senior Vice President of Global Marketing in November 2000. Mr. Thrower served as Senior Vice President of Global Marketing for GN Resound, Inc. from 1998 to 1999. From 1993 to 1998 Mr. Thrower worked for Quattro Consulting, Inc. and served as their Vice President from 1996 to 1998. Mr. Thrower holds a Master degree in Business Administration from Harvard Graduate School of Business Administration, and a Bachelor's degree in Mathematics and Computational Sciences from Stanford University.

     BRENT KELLER became Senior Vice President of Global Sales and Marketing in November 2000. Prior to joining BioSource, Mr. Keller served as Director of Marketing, Sales and Business Development with Chemicon International from 1999 to 2000. From 1994 to 1999 Mr. Keller held the position of General Manager of Instrument Systems with Stratagene. From 1987 to 1994, Mr. Keller was Founder and President of Conceptual Marketing International. He has also held various executive management positions with Beckman Instruments, Infinitek, Inc.,

Becton Dickinson and Bio-Rad Labs. Mr. Keller received a Bachelor of Science in Biology from Rensselaer Polytechnic Institute and a Masters of Business Administration from Pepperdine University.

     CIRILO C. CABRADILLA, JR., PH.D. became Vice President of Molecular Biology and President of our Keystone division in November 1995. From 1991 to 1995, Dr. Cabradilla served as President of Keystone Laboratories, Inc. From 1988 to 1991, Dr. Cabradilla was Vice President, Product Development, of Vascor, a pharmaceutical company. Dr. Cabradilla was an Assistant Professor of Viral Oncology from 1996-1997 at the University of Pennsylvania, School of Veterinary Medicine. He did his postdoctoral training at the National Cancer Institute from 1974-1977. Dr. Cabradilla received a Bachelor of Science and a Ph.D. degree in BioChemistry from the university of California at Davis.

     KEVIN J. REAGAN, PH.D., became Vice-President, Immunology in December 1996. From 1991 to December 1996, Dr. Reagan served as the first Director of Development Laboratories and then Vice President, Laboratory Operations at Specialty Laboratories, Inc., a clinical reference lab. From 1990 to 1991, Dr. Reagan was the Associate Director of AIDS/Hepatitis R&D at Ortho Diagnostics, Inc., a Johnson & Johnson Company. Dr. Reagan received his Bachelor of Arts in Biological Sciences from the University of Delaware. Dr. Reagan received both his Masters and Ph.D. degrees in Microbiology

     JOZEF VANGENECHTEN, PH.D. became Managing Director of BioSource Europe, S.A. in February 1998. From 1988 to February 1998, Dr. Vangenechten worked for Societe Generale de Surveillance, n.v., an international provider of environmental compliance services, most recently as Managing Director of SGS's EcoCare Environmental Services division.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held eight meetings during fiscal 2000. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in fiscal 2000.

     The Board of Directors maintains an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Overturf, Weist and Weltman. The Audit Committee recommends the engagement of our independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants, and meets with the independent public accountants and the Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board of Directors. Four meetings of the Audit Committee were held during the year ended December 31, 2000.

     The Compensation Committee currently consists of Messrs. Hendrickson, Conte and Moffa. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering our stock option and executive incentive compensation plans. One meeting of the Compensation Committee was held during the year ended December 31, 2000.

COMPENSATION OF DIRECTORS

     Our non-employee directors currently are paid $2,000 for each board meeting attended, and $1,000 per year for serving on a board committee. We pay all out-of-pocket fees of attendance. In addition, non-employee directors have received an annual grant of 4,000 non-statutory stock options under our stock incentive plan, exercisable at the fair market value of our common stock on the date of grant, and which fully vest on the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to us in all capacities for each of the three years ended December 31 indicated below.


                                                         Annual Compensation                  Long Term Compensation
                                                 ---------------------------------------   -----------------------------
                                   Year                                                    Number of
                                   Ended                                       Other       Securities
Name and                           Dec 31,                                     Annual      Underlying       All Other
Principal Position (1)              2000           Salary         Bonus     Compensation     Options       Compensation
--------------------------------   -------       ------------    --------   ------------   ------------    -------------
Russell D. Hays.................    2000         $ 107,000(2)    $ 56,164   $   105(13)     350,000(16)     $ 57,428(3)
   Chairman of the Board,
   Chief Executive Officer and
   President

James H. Chamberlain............    2000           177,000(4)      75,000    24,849(5)                        73,000(6)
   Chairman of the Board            1999           250,000         90,000    17,634(7)
   Chief Executive Officer and      1998           250,000         25,000    18,084(8)      100,000
   President

Gus E. Davis....................    2000           164,500(9)      52,000     5,890(10)
   Chief Operating Officer          1999           154,000         55,000     6,499(11)
   and Executive Vice President     1998           150,000          8,000     6,395(12)      25,000

Charles C. Best.................    2000           142,200         22,500       489(13)
   Chief Financial Officer          1999            11,250(14)          0         0          30,000
   and Executive Vice President

Richard O. Buford (15)..........    2000            99,700         18,750       404(13)
   Vice President, Human            1999           102,718         13,700       614(13)      14,500
   Resources and Secretary          1998            97,000         10,000       760(13)       5,000
----------

(1) For a description of employment agreements between certain executive officers and the Company, see "Employment Agreements with Executive Officers" below.
(2) Mr. Hays joined the Company on September 18, 2000 and resigned as of May 18, 2001.
(3) Consists of relocation expenses, including travel and temporary housing expenses.
(4) Mr. Chamberlain resigned as of September 18, 2000. As of May 21, 2001, Mr. Chamberlain was appointed Interim CEO.
(5) Consists of $19,409 for an auto lease paid by the Company, $4,740 for country club membership dues paid by the Company, and $700 for a group life insurance premium paid by the Company.
(6)  Consists of severance payments.
(7) Consists of $11,616 for an auto lease paid by the Company, $4,740 for country club membership dues paid by the Company, and $1,278 for a group life insurance premium paid by the Company.
(8) Consists of $11,616 for an auto lease paid by the Company, $4,740 for country club membership dues paid by the Company, and $1,728 for a group life insurance premium paid by the Company.
(9)  Mr. Davis resigned as of December 31, 2000.
(10) Consists of $5,400 for a car allowance paid by the Company and $490 for a group life insurance premium paid by the Company.
(11) Consists of $5,400 for a car allowance paid by the Company and $1,099 for a group life insurance premium paid by the Company.


                                     Page 6


(12) Consists of $4,955 for a car allowance paid by the Company and $1,440 for a group life insurance premium paid by the Company.
(13) Consists of group life insurance premiums paid by the Company.
(14) Mr. Best joined the Company on December 1, 1999.
(15) Mr. Buford resigned as of February 15, 2001.
(16) All options granted to Mr. Hays were canceled in connection with his resignation, effective May 18, 2001.


OPTION GRANTS IN FISCAL YEAR 2000

     The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended December 31, 2000 to the Named Executive Officers.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                   NUMBER OF                                                        POTENTIAL REALIZABLE
                                   SECURITIES     PERCENT OF TOTAL                                VALUE OF ASSUMED ANNUAL
                                   UNDERLYING     OPTIONS GRANTED     EXERCISE OF                   RATES OF STOCK PRICE
                                    OPTIONS       TO EMPLOYEES IN     BASE PRICE    EXPIRATION    APPRECIATION FOR OPTION
NAME                               GRANTED(1)      FISCAL YEAR(2)     ($/SH.)(3)       DATE               TERM (1)
-------------------------------    -----------    ----------------    -----------   -----------   -------------------------
                                                                                                     5%($)         10%($)
                                                                                                  ----------     ----------
Russell D. Hayes(4)............       350,000           27%                15.00      9/18/10     $3,301,697     $7,129,225

Charles C. Best................        20,000            2%                16.56     12/15/10       $208,321       $449,820

Richard O. Buford..............        10,000            1%                16.56     12/15/10       $104,161       $224,910

----------

(1) Options granted in 2000 vest over various periods. The options were granted for a term of 10 years.
(2) Options covering an aggregate of 1,314,198 shares were granted to employees of the Company and its subsidiary during the year ended December 31, 2000.
(3) The exercise price and the tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.
(4) All options granted to Mr. Hays were canceled in connection with his resignation, effective May 18, 2001.


OPTION EXERCISES AND STOCK OPTIONS HELD AT FISCAL YEAR END

     The following table sets forth, for those Named Executive Officers who held stock options at fiscal year end, certain information regarding options exercised in fiscal year 2000, the number of shares of common stock underlying stock options held and the value of options held at fiscal year end based upon the last reported sales price of the common stock on the Nasdaq market on December 31, 2000 ($15.31 per share).

          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                SHARES                    NUMBER OF SECURITIES
                               ACQUIRED                   UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                  ON       VALUE               OPTIONS AT                IN-THE-MONEY OPTIONS AT
                               EXERCISE   REALIZED         DECEMBER 31, 2000                DECEMBER 31, 2000
NAME                             (#)        ($)         EXERCISABLE  UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                          ---------   ---------     -----------  -------------    -----------      -------------
Russell D. Hays (1)..........        -            -            -        350,000                 -         $109,500
James H. Chamberlain (2).....   70,000    1,741,250      367,500              -       $ 4,632,653                -
Gus E. Davis (3).............   90,000    2,040,782            -              -                 -                -
Charles C. Best..............    3,500       80,718        4,625         41,875            51,914          497,182
Richard O. Buford (4)........   31,500      734,062       22,000         10,000           292,911
                                                                                                                 0
----------

(1)  Resigned as of May 18, 2001, all options canceled.
(2) Resigned as of September 18, 2000, and appointed Interim CEO as of May 21, 2001.
(3)  Resigned as of December 31, 2000.
(4)  Resigned as of February 15, 2001.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     Effective as of May 18, 2001, the Company has entered into an agreement with James H. Chamberlain pursuant to which Mr. Chamberlain agreed to serve as the Company's Interim Chief Executive Officer for a period of up to six months. In exchange, the Company has agreed to pay Mr. Chamberlain a salary of $30,000 per month during this period and grant Mr. Chamberlain options to purchase 10,000 shares of common stock. In addition, the Company agreed to extend the term of Mr. Chamberlain's previously existing Separation and Consulting Agreement until December 31, 2002 and increase the consulting payment due to Mr. Chamberlain under that agreement to $3,000 per month for the period from March 17, 2002 through December 31, 2002.

     Effective as of December 17, 1999, Charles C. Best entered into a separation agreement with us. In the event we experience a "change of control," and the employment of Mr. Best with us is terminated within one year of the "change of control," we are obligated to continue to pay Mr. Best his then-current base salary for a period of 12 months following the effective date of such termination. For purposes of Mr. Best's separation agreement, a "change of control" includes (i) the acquisition by any person or entity of shares of our capital stock entitled to exercise 35% or more of the total voting power of our stockholders, (ii) the execution by us of an agreement to sell or otherwise transfer all or substantially all of our assets or the execution by us of an agreement to merge, consolidate or reorganize with any other corporation or entity, which results in less than 75% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which our assets are sold or transferred or surviving such merger, consolidation or reorganization being held by the persons and entities who were holders of our common stock immediately prior to such agreement, (iii) the issuance by us, otherwise than on a pro rata basis, of additional shares of capital stock representing (after giving effect to such issuance) more than 35% of the total voting power of our stockholders, or (iv) if the persons who were our directors as of the date of the separation agreement cease to comprise a majority of our Board of Directors.

     The Company has also entered into a separation agreement with each of David Thrower and Brent Keller. In the event that Mr. Thrower or Mr. Keller are terminated by the Company other than "for cause" (as defined in the separation agreements), the Company is obligated for a period of 12 months following the date of such termination to pay the terminated executive his then-current base salary and continue to provide his medical benefits.

STOCK OPTION PLANS

     We adopted a Stock Option Plan (the "1993 Plan") in 1993. The purpose of the 1993 Plan is to attract, retain and motivate certain of our key employees by giving them incentives which are linked directly to increases in the value of our common stock. Each of our officers, directors and employees and under certain circumstances, our consultants are eligible to be considered for the grant of awards under the 1993 Plan. The maximum number of shares of common stock that may be issued pursuant to awards granted under the 1993 Plan is 2,000,000, subject to certain adjustments to prevent dilution. Any shares of common stock subject to an award which for any reason expires or terminates unexercised are again available for issuance under the 1993 Plan.

     The 1993 Plan authorizes the Compensation Committee to enter into any type of arrangement with an eligible employee that, by its terms, involves or might involve the issuance of (1) shares of our common stock, (2) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to our common stock, or (3) any other security or benefit with a value derived from the value of our common stock. Any stock option granted may be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, or a nonqualified stock option.

     As of May 22, 2001, the Board had granted options under the 1993 Plan covering an aggregate of 2,000,000 shares of common stock to certain of our directors, officers and employees, of which options to purchase 816,951 shares were outstanding.

     In January 2000, our Board of Directors approved the 2000 BioSource International, Inc. non-qualified stock option plan (the "2000 Plan"). Under the 2000 Plan, non-qualified stock options may be granted to full-time employees, part-time employees, directors and consultants of the Company to purchase a maximum of 2,000,000 shares of the company's common stock. Options granted under the 2000 Plan are generally exercisable at the rate of 25% each year beginning one year from the date of grant. The stock options generally expire ten years from the date of grant. As of May 22, 2001, the Board had granted options under the 2000 Plan covering an aggregate of 1,090,000 shares of common stock to certain of our directors, officers and employees, all of which were outstanding.

     The Compensation Committee of our Board of Directors currently administers our stock option plans.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Messrs. Hendrickson, Moffa and Conte. None of the members of the Compensation Committee is a current or former officer or employee of the Company. None of our executive officers served as a member of the compensation committee or other similar committee or the board of directors of any other entity of which an executive officer served on our Board of Directors.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors determines compensation paid to each of our executive officers and administers the 1993 and 2000 Stock Option Plans.

     The objectives of our executive compensation policy include (1) attracting, motivating and retaining talented executives by providing compensation that is competitive with comparable companies, (2) maintaining compensation levels that are consistent with the company's financial objectives and operating performance and (3) aligning the interests of executive officers and stockholders through bonuses based on the company's performance and by providing equity compensation. Our compensation program currently consists of base salary and incentive compensation in the form of cash bonuses and/or stock options.

     In arriving at an initial compensation offer to an individual, the Compensation Committee considers determinants of the individual's market value including experience, education, accomplishments and reputation, as well as the level of responsibility to be assumed, in relation to the market value of such qualifications and industry standards. When determining subsequent adjustments to an individual's annual salary, the Compensation Committee also evaluates the importance to stockholders of that person's continued service. The Compensation Committee also reviews the annual salaries of our executive officers in relation to the company's financial performance, annual budgeted financial goals and its position in the industry. This is a judgment process, exercised by the Compensation Committee with the advice of management and other consultants.

     Cash bonuses were awarded for during the past year, which were determined on the basis of accomplishments measured against a management incentive plan that was prepared by management and approved by the Compensation Committee.

     Stock options are prospective incentives, aimed at keeping and motivating key people by letting them share in the value they create for stockholders. They are awarded at times deemed appropriate by the Compensation Committee in amounts intended to secure the full attention and best efforts of executives upon whose future performance the company's success will depend.

     During 2000, James H. Chamberlain, our former Chairman of the Board, Chief Executive Officer and President, resigned. In addition, Gus E. Davis, our former Chief Operating Officer resigned. The Company hired two new executive officers, Russell D. Hays as Chairmain of the Board, Chief Executive Officer and President, and George Uveges as Chief Operating Officer. In setting base salaries for Mr. Hays and Mr. Uveges, the Compensation Committee took into account the salary ranges of industry competitors, their respective prior experience and expected contributions, and the relative importance of their respective positions in terms of achieving the Company's objectives.

     Effective as of September 18, 2000, Russell D. Hays became the Company's Chief Executive Officer. In 2000, Mr. Hays received a pro-rated portion of his annual base salary of $395,000 and a cash bonus of $52,164. In connection with his initial engagement, the Company also granted Mr. Hays options to purchase 350,000 shares of the Company's common stock. Mr. Hay's compensation package was established based upon a comparative analysis of other similarly situation chief executive officers conducted by the compensation committee. Mr. Hays also participates in the management incentive plan approved by the Compensation Committee.

                                               COMPENSATION COMMITTEE

                                               Leonard M. Hendrickson
                                               David J. Moffa, Ph.D.
                                               Jean-Pierre L. Conte

                          REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors (a copy of which is attached as Appendix "A" to this Proxy Statement), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards).

     In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, KPMG LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and Independence and satisfied itself as to the auditors' independence.

     The Audit Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the year ended December 31, 2000.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities Exchange Commission (the "SEC").

                                                     AUDIT COMMITTEE

                                                     John R. Overturf, Jr.
                                                     Robert D. Weist
                                                     Robert J. Weltman


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Other than as set forth below, based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2000, all our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements. Messrs. Hendrickson, Moffa and Overturf each filed a Form 5 on March 29, 2001; Mr. Weist filed a Form 5 on April 5, 2001; and Messrs. Conte and Weltman each filed a Form 5 in May 2001, all of which Form 5's reported options granted in December 2000 and should have been filed on or before February 15, 2000. Mr. Best filed a Form 4 on May 10, 2001 reporting options granted in December 2000, which option grants should have been reported on a Form 5 prior to February 15, 2001. Messrs. Thrower and Keller each filed a Form 3 on May 15, 2001, which should have been filed in November 2000.

                     RELATIONSHIPS AND RELATED TRANSACTIONS
                      WITH DIRECTORS AND EXECUTIVE OFFICERS

     On January 10, 2000, we entered into a securities purchase agreement with Genstar Capital Partners II, L.P. and Stargen II LLC. Pursuant to this agreement, we sold Genstar and Stargen a total of 371,300 shares, including 364,244 to Genstar and 7,056 to Stargen, of our Series B Preferred Stock for $9,000,312 in the aggregate. These shares were initially convertible into 1,485,200 shares, including 1,456,976 for Genstar and 28,224 for Stargen, of our common stock. In addition, we issued to Genstar and Stargen warrants to purchase a total of 1,287,000 shares of our common stock, including 1,262,542 to Genstar and 24,458 to Stargen, exercisable at $7.77 per share. Under the investor rights agreement among Genstar, Stargen and us, executed in connection with the securities purchase agreement, Genstar and Stargen also have the right to appoint two out of our seven directors to our Board of Directors as long as they beneficially own, in the aggregate, at least 750,000 shares of common stock, or one director if they beneficially own at least 495,000 shares. Pursuant to the investor rights agreement, we appointed Jean-Pierre L. Conte, a Managing Director of Genstar Capital LLC, and Robert J. Weltman, a Vice President of Genstar Capital LLC, to our Board of Directors. Genstar and Stargen also have the right of first refusal to purchase additional shares and the right to require us to register their shares of our common stock underlying the preferred stock and the warrants. The consummation of the securities purchase agreement, including the issuance of the shares of Series B Preferred Stock and the warrants, occurred on February 15, 2000. Pursuant to the securities purchase agreement, we paid a $270,009 transaction fee to Genstar Capital LLC and reimbursed all of the fees and expenses of approximately $195,426, incurred by Genstar Capital Partners and its affiliates in connection with the securities purchase agreement.

     On September 20, 2000, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of our Series B Preferred, all issued and outstanding shares of Series B Preferred Stock were automatically converted into an aggregate of 1,556,574 shares of common stock, including 1,526,922 shares of common stock issued to Genstar and 29,652 shares of common stock issued to Stargen.

     In connection with the respective engagements of Russell D. Hays as our President, Chief Executive Officer and Chairman of the Board of Directors, and George Uveges as our Chief Operating Officer, we entered into a Securities Purchase Agreement, effective as of August 9, 2000, with Genstar Capital Partners II, L.P. Genstar agreed to purchase from us 300,000 shares of our common stock at $15.00 per share. Genstar subsequently assigned its right to purchase 30,000 of these shares to Jean-Pierre L. Conte and 3,333 of the shares to Robert Weltman. Both Mr. Conte and Mr. Weltman currently serve on our Board of Directors. Genstar assigned its right to purchase an additional 33,334 of these shares to certain other individuals affiliated with Genstar. We also entered into a Securities Purchase Agreement, effective as of August 9, 2000, with Russell D. Hays, pursuant to which Mr. Hays agreed to purchase 40,000 shares of the our common stock at $15.00 per share. We further entered into a Securities Purchase Agreement, effective as of September 5, 2000, with George Uveges, pursuant to which Mr. Uveges agreed to purchase 11,428 shares of the our common stock at $21.875 per share. The closing of each of these transactions occurred on September 28, 2000.

     During portions of 2000, James H. Chamberlain, our former Chief Executive Officer and current Interim Chief Executive Officer, had been indebted to us in the aggregate principal amount of $350,000. Mr. Chamberlain has repaid this loan in full and is no longer indebted to the Company.

                                PERFORMANCE GRAPH

         The following graph sets forth the percentage change in cumulative total shareholder return of our common stock during the period from December 31, 1995 to December 31, 2000, compared with the cumulative returns of the Nasdaq Stock Market (U.S. Companies) Index and the JP Morgan H & Q Biotechnology Index. The comparison assumes $100 was invested on December 31, 1995 in our common stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                      AMONG BIOSOURCE INTERNATIONAL, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE JP MORGAN H & Q BIOTECHNOLOGY INDEX


[OBJECT OMITTED]


BioSource International, Inc. (BIOI)

                                   -------------------------------------------------------
                                                  CUMULATIVE TOTAL RETURN
                                   -------------------------------------------------------
                                   12/95     12/96     12/97     12/98     12/99     12/00
BIOSOURCE INTERNATIONAL, INC.       100       121       112        52       140       269
NASDAQ STOCK MARKET (U.S.)          100       123       151       213       395       238
JP MORGAN H & Q BIOTECHNOLOGY       100        92        93       142       304       327

                                 PROPOSAL NO. 2:
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors recommended and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of KPMG, LLP to continue as our independent public accountant for the current fiscal year ending December 31, 2001. KPMG has served as the principal independent public accounting firm utilized by us during the years ended December 31, 1994 through 2000. We anticipate that a representative of KPMG will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of KPMG will be afforded an opportunity to make a statement if they so desire.

AUDIT FEES

     KPMG billed us a total of approximately $107,578 in fees for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included our Form 10-Q's for fiscal 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     In 2000, KPMG did not render any professional services for the Company in connection with financial information systems design and implementation.

ALL OTHER FEES

     KPMG billed us an aggregate of approximately $345,885 for all other non-audit services performed in fiscal 2000.

     The Audit Committee of the Board of Directors has reviewed and considered whether the provision of services other than those services related the audit of the annual financial statements and reviews of the quarterly financial statements is compatible with maintaining KPMG's independence as our principal independent accounting firm.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 RATIFYING THE APPOINTMENT OF KPMG, LLP AS OUR INDEPENDENT AUDITORS.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

     The following table sets forth as of May 21, 2001 certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address of each person listed is in care of BioSource International, Inc., 542 Flynn Road, Camarillo, California 93012, and the address of Messrs. Conte, Weltman and Genstar Capital LLC is 555 California Street, Suite 4850, San Francisco, California 94104.

                                                        NUMBER OF SHARES OF
                                                            COMMON STOCK
              NAME AND ADDRESS                         BENEFICIALLY OWNED (1)       PERCENT (2)
              ----------------                         ----------------------       -----------
Jean-Pierre L. Conte (3)...........................            3,363,405               28.7%
Genstar Capital LLC (3)............................            3,270,567               27.9
Franklin Advisors (4)..............................              974,000                9.3
The St. Paul Companies, Inc. (5)...................              600,000                5.7
James H. Chamberlain (6)...........................              507,906                4.7
Leonard M. Hendrickson (7).........................               84,200                 *
Robert D. Weist (8)................................               61,000                 *
David J. Moffa, Ph.D. (9)..........................               35,900                 *
John R. Overturf, Jr. (10).........................               18,000                 *
Charles C. Best (11)...............................                8,375                 *
Robert J. Weltman (12).............................                7,333                 *
All of the directors and executive
   officers as a group (eight persons) (13)........            4,086,119               33.4%
----------

* Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at May 21, 2001.
(2) Percentage ownership is based on 10,444,717 shares of common stock outstanding as of May 21, 2001.
(3) Genstar Capital Partners II, L.P. holds 2,008,025 shares of common stock and 1,262,542 shares of common stock issuable upon exercise of options and warrants and Stargen II LLC holds 34,380 shares of common stock and 24,458 shares of common stock issuable upon exercise of warrants, all of which are currently convertible or exercisable. In addition, Mr. Conte holds 30,000 shares of common stock and options to purchase 4,000 shares of common stock. Richard F. Hoskins holds 16,667 shares of common stock and Richard
     D. Paterson holds 16,667 shares of common stock. Genstar Capital LLC is the general partner of Genstar Capital Partners II, L.P. Mr. Conte, Mr. Hoskins and Mr. Paterson are the managers and managing directors of Genstar Capital LLC and are members of Stargen, and Mr. Paterson is the Administrative Member of Stargen. In such capacities Messrs. Conte, Hoskins and Paterson may be deemed to beneficially own shares of common stock beneficially held by Genstar Capital Partners and Stargen, but disclaim such beneficial ownership, except to the extent of their economic interest in these shares. Messrs. Conte, Hoskins, Paterson, Genstar Capital LLC, Genstar Capital Partners II, L.P. and Stargen II LLC may be deemed to be acting as a group in relation to their respective holdings in BioSource but do not affirm the existence of any such group.


                                    Page 14


(4) As disclosed in the Schedule 13G filed with the SEC on February 1, 2001 jointly by Franklin Advisors, Inc., Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr. The address of each of these persons as disclosed with the SEC is 777 Mariners Island Blvd, San Mateo, California 94404.
(5) As disclosed in the Schedule 13G filed with the SEC on April 17, 2001 jointly by The St. Paul Companies, Inc. and St. Paul Fire and Marine Insurance Company. The address of each of these persons as disclosed with the SEC is 386 Washington Street, St. Paul, Minnesota 55102.
(6) Includes (i) 316,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 21, 2001; (ii) 188,406 shares of common stock held in the Chamberlain Family Trust for which Mr. Chamberlain serves as trustee;
     (iii) 3,400 shares of common stock held in Mr. Chamberlain's IRA Account; and (iv) 100 shares of common stock held as custodian for Mr. Chamberlain's granddaughter.
(7) Includes (i) 71,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 21, 2001; (ii) 1,300 shares of common stock owned;
     (iii) 4,000 shares of common stock held of record by two of Mr. Hendrickson's minor children; and (iv) 7,900 shares of common stock held in the Microchemics Simplified Employee Pension Plan.
(8) Includes 61,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 21, 2001.
(9) Includes (i) 28,500 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 21, 2001; (ii) 550 shares of common stock held solely by Dr. Moffa's spouse; (iii) 4,000 shares of common stock held jointly with Dr. Moffa's spouse; and (iv) 2,850 shares of common stock held directly.
(10) Includes (i) 16,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 21, 2001; and (ii) 2,000 shares of common stock owned.
(11) Includes 8,375 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 21, 2001.
(12) Includes (i) 3,333 shares of common stock held directly; and (ii) 4,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 21, 2001. Mr. Weltman is also a Vice President and a member, but not a managing member, of Genstar Capital LLC and a member, but not a managing member, of Stargen II LLC. Mr. Weltman does not have power to vote or dispose of, or to direct the voting or disposition of, any securities beneficially owned by Genstar Capital LLC or Stargen II LLC. Mr. Weltman disclaims that he beneficially owns any shares of common stock beneficially owned by Genstar Capital LLC or Stargen II LLC, except to the extent of his economic interest in shares owned by Genstar Capital LLC or Stargen II LLC.
(13) Includes (i) 508,875 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 21, 2001; (ii) 1,287,000 shares of common stock reserved for issuance upon exercise of warrants; and (iii) 2,290,244 shares of common stock owned.


SERIES A PREFERRED STOCK

     In February 1999, the Board of Directors declared a dividend of one preferred share purchase right for each share of common stock outstanding on March 2, 1999. The purchase rights are subject to the terms and conditions of the Rights Agreement dated February 25, 1999, filed with the Securities and Exchange Commission on March 1, 1999, on Form 8-A. Initially, and until a distribution date occurs, no separate rights certificates will be issued, the rights are not exercisable, and the rights are transferred with the common shares and are not transferable separately from the common shares.

     The rights agreement was amended twice during 2000. First, in January 2000, in connection with the issuance of Series B Preferred Stock and warrants to Genstar Capital Partners and Stargen, and then again, in September 2000, in connection with the sale of common stock to Genstar Capital Partners and certain of its affiliates. Collectively, the results of these amendments were to include Genstar Capital, Stargen, Jean-Pierre Conte, Robert Weltman, Richard Hoskins, Richard Paterson, and their affiliates as "Exempt Persons" under the rights agreement. In addition, the amendments exclude from the definition of "Distribution Date" (a) the date of the approval, execution or delivery of the securities purchase agreements with Stargen and Genstar Capital Partners and its affiliates and (b) the consummation of the transactions contemplated by those agreements.

STOCKHOLDER PROPOSALS

         Any stockholder of record who intends to present a proposal at the next Annual Meeting of Stockholders for inclusion in our Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices by January 2, 2002.


                            SOLICITATION OF PROXIES

         It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by us. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.


                           ANNUAL REPORT ON FORM 10-K

     OUR ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CHARLES C. BEST, CHIEF FINANCIAL OFFICER, BIOSOURCE INTERNATIONAL, INC., 542 FLYNN ROAD, CAMARILLO, CALIFORNIA 93012



                                            ON BEHALF OF THE BOARD OF DIRECTORS


                                            /S/ CHARLES C. BEST
                                            -----------------------------------
                                            Charles C. Best
                                            CHIEF FINANCIAL OFFICER AND
                                            EXECUTIVE V.P., FINANCE


Camarillo, California
May 30, 2001

                                                                     APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                          BIOSOURCE INTERNATIONAL, INC.


1.   ORGANIZATION

     This charter (the "CHARTER") governs the operations of the audit committee (the "AUDIT COMMITTEE") of the Board of Directors (the "BOARD") of BioSource International, Inc. (the "COMPANY"). The Audit Committee shall review and reassess the Charter at least annually and will amend the charter, if appropriate, with the approval of the Board.

     o COMPOSITION. The Committee shall be appointed by the Board and shall be comprised of at least three directors, each of whom must be independent of management and the Company. The Board will also select a chairman for the Audit Committee. Each member of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. In addition, each member of the Audit Committee must be independent as defined by the National Association of Securities Dealers. A member of the Audit Committee will not be considered independent if the member (i) is employed by the Company or any of its affiliates for the current year or any of the past three years; (ii) accepts compensation from the Company or any of its affiliates in excess of $60,000 during the previous year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer; (iv) is a partner in, or a controlling shareholder or executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (v) is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     o QUALIFICATIONS OF MEMBERS. All Audit Committee members shall be financially literate and experienced in reading and understanding financial statements, including the Company's balance sheet, income statement and statement of cash flow (or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee). At least one member of the Company's Audit Committee shall have past employment experience in finance or accounting or have a professional certification in accounting or other comparable experience.

2.   STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, the independent auditors, the internal auditors and the management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or the other experts for this purpose.


                                    Page A-1

3.   RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

     o The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.

     o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

     o The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Audit Committee shall review and recommend to the board the selection of the Company's independent auditors.

     o The Audit Committee shall discuss with the auditors their independence from management and the Company including any relationships that may potentially impair their independence, as required by Independence Standards Board Statement No. 1. The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company.

     o The Audit Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

     o The Audit Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs.

     o The Audit Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     o The Audit Committee shall review with financial management and the independent auditors the Company's quarterly financial results and any related press releases prior to the release of earnings.

     o The Audit Committee shall meet with management and the independent auditors and review and approve the interim financial statements and quarterly report on Form 10-Q prior to the filing or distribution of the quarterly report. In addition, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.


                                    Page A-2

     o The Audit Committee shall meet with management and the independent auditors and review the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee shall review and formally approve the Company's Annual Report on Form 10-K prior to filing or distribution. The Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, including the matters required to be communicated to audit committees pursuant to Statement of Accounting Standards No. 61.

     o The Audit Committee shall prepare an annual report to the Company's shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.


                                    Page A-3

                          BIOSOURCE INTERNATIONAL, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, a Stockholder of BIOSOURCE INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints JEAN-PIERRE L. CONTE, JAMES H. CHAMBERLAIN and CHARLES C. BEST, or any one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on July 26, 2001, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors' six nominees as directors.

Jean-Pierre L. Conte         Leonard M. Hendrickson       David S. Moffa, Ph.D.
John R. Overturf, Jr.           Robert D. Weist             Robert J. Weltman

          [_] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

          [_]  WITHHELD

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

     --------------------------------------------------------------------------

     The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2. To ratify the appointment of KPMG, LLP as the Company's independent public accountants for the year ending December 31, 2001.

     [_] FOR                      [_] AGAINST                       [_] ABSTAIN


     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 30, 2001, relating to the Annual Meeting.

                                     Dated:______________________________, 2001

                                     Signature:________________________________

                                     Signature:________________________________
                                     Signature(s) of Stockholder(s)
                                     (See Instructions Below)

                                     The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                    [_] Please indicate by checking this box if you anticipate attending the Annual Meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF BIOSOURCE INTERNATIONAL, INC.